Exhibit 10.26
FIRST AMENDMENT TO CREDIT AGREEMENT
This FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is made and entered into as of January 5, 2026 by and among MYRIAD GENETICS, INC., a Delaware corporation (the “Borrower”), the Lenders party hereto (the “Lenders”), and ORBIMED ROYALTY & CREDIT OPPORTUNITIES IV, LP, as administrative agent for the Lenders (in such capacity, and together with its Affiliates, successors, transferees and assignees, the “Administrative Agent”).
WHEREAS, the Borrower, the Lenders and the Administrative Agent entered into a Credit Agreement, dated as of July 31, 2025 (the “Credit Agreement”), pursuant to which the Lenders have extended credit to the Borrower on the terms set forth therein;
WHEREAS, pursuant to Section 10.1 of the Credit Agreement, the Credit Agreement may be amended or waived by an instrument in writing signed by the Administrative Agent, the Required Lenders and the Borrower;
WHEREAS, the Borrower, the Lenders and the Administrative Agent desire to amend and waive certain provisions of the Credit Agreement, on the terms and subject to the conditions set forth in this Amendment; and
NOW, THEREFORE, in consideration of the mutual agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.    Definitions; Loan Document. Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Credit Agreement. This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement and the other Loan Documents.
2.Amendment.
(a)Section 1.1 of the Credit Agreement is hereby amended by inserting the following new defined terms therein in the proper alphabetical order:
“First Amendment” means that certain First Amendment to Credit Agreement, dated as of January 5, 2026, among the Borrower, the Lenders and the Administrative Agent.
“First Amendment Effective Date” shall have the meaning set forth in the First Amendment.
(b)Section 7.13 of the Credit Agreement is hereby amended by (i) deleting “and” at the end of clause (c) thereof, (ii) replacing “.” at the end of clause (d) thereof with “; and”, and (iv) inserting a new clause (e) immediately after clause (d) thereof, as follows:

“(e)    with respect to any deposit account of the Loan Parties held at Wells Fargo Bank, N.A. (other than Excluded Accounts), not hold in the aggregate more than $1,000,000 at any time in such deposit accounts; provided, however, that the Loan Parties may hold in the aggregate more than $1,000,000 in such deposit accounts solely to the extent such excess amount is exclusively reserved for, and to the extent used, used for accounts payable, payroll (including bonuses and similar payments), payroll taxes, and other employee wage and benefit program payments to or for the benefit of the Borrower’s or any Subsidiary’s employees and such payments are intended to be made, and are actually made or any excess amount is remitted to a Controlled Account maintained at a bank other than Wells Fargo Bank, N.A., within three Business Days of the date on which the amount in any such deposit account exceeds $1,000,000.”
(c)Section 7.15 of the Credit Agreement is hereby amended by (i) deleting “and” at the end of clause (c) thereof, (ii) replacing “.” at the end of clause (d) thereof with “; and”, and (iii) inserting a new clause (e) immediately after clause (d) thereof, as follows:
“(e)    As of the First Amendment Effective Date, evidence that the Borrower has caused all accounts of the Borrower or any other Guarantor (including, for the avoidance of doubt, deposit accounts, investment accounts, securities accounts or similar accounts) held at Wells Fargo Bank, N.A. to be Controlled Accounts (other than Excluded Accounts).”
3.Waiver.
(a)The Borrower has informed the Administrative Agent that Collateral having a value in excess of $1,000,000 is in possession of the landlord (the “Landlord”) of the premises at the address specified in Schedule 3 to this Amendment (the “Premises”) and has requested that the Administrative Agent and Lenders temporarily waive the covenant in Section 4.9 of the Security Agreement to deliver or cause to be delivered to the Administrative Agent a landlord access agreement or bailee letter, in form and substance reasonably satisfactory to the Administrative Agent, from the Landlord in respect of the Premises.
(b)Upon the effectiveness of this Amendment, the Lenders and the Administrative Agent hereby waive (i) solely in respect of the Premises, compliance with the covenant set forth Section 4.9 of the Security Agreement and (ii) any Default or Event of Default arising solely as a result of Borrower’s non-compliance with Section 4.9 of the Security Agreement in respect of the Premises; provided that, such waiver shall be revoked and the Borrower shall be required to satisfy the covenant in Section 4.9 of the Security Agreement with respect to the Premises if (i) at any time prior to February 1, 2026, the value of the Collateral located at the Premises exceeds $1,300,000 or (ii) at any time on or after February 1, 2026, the value of the Collateral located at the Premises exceeds $1,000,000.
4.Conditions to Effectiveness of Amendment. This Amendment shall become effective upon receipt by the Lenders, the Administrative Agent and the Borrower of a counterpart signature of the others to this Amendment duly executed and delivered by each of the Lenders, the Administrative Agent and the Borrower (the date of such receipt, the “First Amendment Effective Date”).
5.Expenses. The Borrower agrees to pay on demand all expenses of the Administrative Agent and the Lenders (including, without limitation, the reasonable documented fees and out-of-pocket expenses of Covington & Burling LLP, counsel to the Administrative Agent and the Lenders) incurred in connection with the negotiation, preparation, execution and delivery of this Amendment.
6.Representations and Warranties. The Borrower represents and warrants to the Administrative Agent and the Lenders, as of the effective date of this Amendment, as follows:
(a)The representations and warranties of the Borrower and the Subsidiaries contained in the Credit Agreement or any other Loan Document are true and correct in all material respects as of the date hereof (except (i) with respect to representations and warranties expressly made as of an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date and (ii) if any such representation or warranty contains any materiality qualifier, such representation or warranty is true and correct in all respects).
(b)Except as expressly set forth in Section 3 hereof, no Default or Event of Default under the Credit Agreement has occurred and is continuing or would result from the effectiveness of this Amendment.
7.No Implied Amendment or Waiver. Except as expressly set forth in this Amendment, this Amendment shall not, by implication or otherwise, limit, impair, constitute a waiver of or otherwise affect any rights or remedies of the Administrative Agent and the Lenders under the Credit Agreement or the other Loan Documents, or alter, modify, amend or in any way affect any of the terms, obligations or covenants contained in the Credit Agreement or the other Loan Documents, all of which shall continue in full force and effect. Nothing in this Amendment shall be construed to imply any willingness on the part of the Administrative Agent or any Lender to agree to or grant any similar or future amendment, consent or waiver of any of the terms and conditions of the Credit Agreement or the other Loan Documents.
8.Waiver and Release. TO INDUCE THE ADMINISTRATIVE AGENT AND THE LENDERS TO AGREE TO THE TERMS OF THIS AMENDMENT, THE BORROWER AND ITS AFFILIATES (COLLECTIVELY, THE “RELEASING PARTIES”) REPRESENT AND WARRANT THAT, AS OF THE DATE HEREOF, THERE ARE NO

CLAIMS OR OFFSETS AGAINST, OR RIGHTS OF RECOUPMENT WITH RESPECT TO, OR DISPUTES OF, OR DEFENSES OR COUNTERCLAIMS TO, THEIR OBLIGATIONS UNDER THE LOAN DOCUMENTS, AND IN ACCORDANCE THEREWITH THE RELEASING PARTIES:
(a)WAIVE ANY AND ALL SUCH CLAIMS, OFFSETS, RIGHTS OF RECOUPMENT, DISPUTES, DEFENSES AND COUNTERCLAIMS, WHETHER KNOWN OR UNKNOWN, ARISING PRIOR TO THE DATE HEREOF.
(b)FOREVER RELEASE, RELIEVE, AND DISCHARGE THE ADMINISTRATIVE AGENT, THE LENDERS, THEIR AFFILIATES AND THEIR RESPECTIVE OFFICERS, DIRECTORS, SHAREHOLDERS, MEMBERS, PARTNERS, PREDECESSORS, SUCCESSORS, ASSIGNS, ATTORNEYS, ACCOUNTANTS, AGENTS, EMPLOYEES, AND REPRESENTATIVES (COLLECTIVELY, THE “RELEASED PARTIES”), AND EACH OF THEM, FROM ANY AND ALL CLAIMS, LIABILITIES, DEMANDS, CAUSES OF ACTION, DEBTS, OBLIGATIONS, PROMISES, ACTS, AGREEMENTS, AND DAMAGES, OF WHATEVER KIND OR NATURE, WHETHER KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED, CONTINGENT OR FIXED, LIQUIDATED OR UNLIQUIDATED, MATURED OR UNMATURED, WHETHER AT LAW OR IN EQUITY, WHICH THE RELEASING PARTIES EVER HAD, NOW HAVE, OR MAY, SHALL, OR CAN HEREAFTER HAVE, DIRECTLY OR INDIRECTLY ARISING OUT OF OR IN ANY WAY BASED UPON, CONNECTED WITH, OR RELATED TO MATTERS, THINGS, ACTS, CONDUCT, AND/OR OMISSIONS AT ANY TIME FROM THE BEGINNING OF THE WORLD THROUGH AND INCLUDING THE DATE HEREOF, INCLUDING WITHOUT LIMITATION ANY AND ALL CLAIMS AGAINST THE RELEASED PARTIES ARISING UNDER OR RELATED TO ANY OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREBY.
(c)IN CONNECTION WITH THE RELEASE CONTAINED HEREIN, ACKNOWLEDGE THAT THEY ARE AWARE THAT THEY MAY HEREAFTER DISCOVER CLAIMS PRESENTLY UNKNOWN OR UNSUSPECTED, OR FACTS IN ADDITION TO OR DIFFERENT FROM THOSE WHICH THEY KNOW OR BELIEVE TO BE TRUE, WITH RESPECT TO THE MATTERS RELEASED HEREIN. NEVERTHELESS, IT IS THE INTENTION OF THE RELEASING PARTIES, THROUGH THIS AMENDMENT AND WITH ADVICE OF COUNSEL, FULLY, FINALLY, AND FOREVER TO RELEASE ALL SUCH MATTERS, AND ALL CLAIMS RELATED THERETO, WHICH DO NOW EXIST, OR HERETOFORE HAVE EXISTED. IN FURTHERANCE OF SUCH INTENTION, THE RELEASES HEREIN GIVEN SHALL BE AND REMAIN IN EFFECT AS A FULL AND COMPLETE RELEASE OR WITHDRAWAL OF SUCH MATTERS NOTWITHSTANDING THE DISCOVERY OR EXISTENCE OF ANY SUCH ADDITIONAL OR DIFFERENT CLAIMS OR FACTS RELATED THERETO.

(d)COVENANT AND AGREE NOT TO BRING ANY CLAIM, ACTION, SUIT, OR PROCEEDING AGAINST THE RELEASED PARTIES, DIRECTLY OR INDIRECTLY, REGARDING OR RELATED IN ANY MANNER TO THE MATTERS RELEASED HEREBY, AND FURTHER COVENANT AND AGREE THAT THIS AMENDMENT IS A BAR TO ANY SUCH CLAIM, ACTION, SUIT, OR PROCEEDING.
(e)REPRESENT AND WARRANT TO THE RELEASED PARTIES THAT THEY HAVE NOT HERETOFORE ASSIGNED OR TRANSFERRED, OR PURPORTED TO ASSIGN OR TRANSFER, TO ANY PERSON OR ENTITY ANY CLAIMS OR OTHER MATTERS HEREIN RELEASED.
(f)ACKNOWLEDGE THAT THEY HAVE HAD THE BENEFIT OF INDEPENDENT LEGAL ADVICE WITH RESPECT TO THE ADVISABILITY OF ENTERING INTO THIS RELEASE AND HEREBY KNOWINGLY, AND UPON SUCH ADVICE OF COUNSEL, WAIVE ANY AND ALL APPLICABLE RIGHTS AND BENEFITS UNDER, AND PROTECTIONS OF, CALIFORNIA CIVIL CODE SECTION 1542, AND ANY AND ALL STATUTES AND DOCTRINES OF SIMILAR EFFECT. CALIFORNIA CIVIL CODE SECTION 1542 PROVIDES AS FOLLOWS:
A general release does not extend to claims that the creditor or releasing party does not know or suspect to exist in his or her favor at the time of executing the release, and that if known by him or her, would have materially affected his or her settlement with the debtor or released party.
9.Counterparts; Governing Law. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be an original and all of which shall constitute together but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by email (e.g., “pdf” or “tiff”) or telecopy shall be effective as delivery of a manually executed counterpart of this Amendment. THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).
10.Agent Authorization. Each of the Lenders party hereto, constituting all of the Lenders, hereby authorizes and directs the Administrative Agent to execute and deliver this Amendment.
[Remainder of Page Intentionally Left Blank]

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

MYRIAD GENETICS, INC., as the Borrower

By: /s/ Benjamin R. Wheeler
Name: Benjamin R. Wheeler
Title: Chief Financial Officer

[Signature Page to First Amendment to Credit Agreement]

ORBIMED ROYALTY & CREDIT OPPORTUNITIES IV, LP, as a Lender
By: OrbiMed ROF IV LLC,
its General Partner By: OrbiMed Advisors LLC, its Managing Member

By: /s/ Matthew Rizzo
Name: Matthew Rizzo
Title: Member
ORBIMED ROYALTY & CREDIT OPPORTUNITIES IV OFFSHORE, LP, as a Lender
By: OrbiMed ROF IV LLC,
its General Partner By: OrbiMed Advisors LLC, its Managing Member

By: /s/ Matthew Rizzo
Name: Matthew Rizzo
Title: Member

ORBIMED ROYALTY & CREDIT OPPORTUNITIES IV, LP as the Administrative Agent

By: OrbiMed ROF IV LLC,
its General Partner By: OrbiMed Advisors LLC, its Managing Member
By: /s/ Matthew Rizzo
Name: Matthew Rizzo
Title: Member

[Signature Page to First Amendment to Credit Agreement]